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                            FORM 8-K/A

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                     Date of Report:  June 23, 1997
                                      -------------

                 HOUSEHOLD FINANCE CORPORATION
                 -----------------------------
     (Exact name of registrant as specified in its charter)



Delaware               1-75                    36-1239445
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(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)



2700 Sanders Road, Prospect Heights, Illinois             60070
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(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code 847/564-5000
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                            Exhibit Index
                            -------------

Exhibit                                     Sequentially
No.            Description                  Numbered Page
-------        -----------                  -------------

2.1            Stock Purchase Agreement by
               and among Transamerica
               Corporation, Transamerica
               Financial Corporation,
               Transamerica Financial Services
               Holding Company, Household
               Acquisition Corp. and Household
               International, Inc. dated as of
               May 20, 1997. ("CE")

2.2            Amendment to Stock Purchase
               Agreement by and among Transamerica
               Corporation, Transamerica Financial
               Corporation, Transamerica Financial
               Services Holding Company, Household
               Acquisition Corp. and Household
               International, Inc. dated as of
               June 23, 1997. ("CE")
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                            SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOUSEHOLD FINANCE CORPORATION
                                 -----------------------------
                                        (Registrant)


                                 By:  /s/ John W. Blenke
                                      ------------------
                                      John W. Blenke
                                      Assistant Secretary

Dated:  July 16, 1997
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